FILED
IN THE OFFICE OF THE
SECRETARY OF STATE OF THE
STATE OF NEVADA

NOV 17 1997

No. 25[illegible]5-97

(For filing office use) Dean Heller
DEAN HELLER, SECRETARY OF STATE

Articles of Incorporation

(PURSUANT TO NRS 78)

STATE OF NEVADA

Secretary of State

Billed Trust

Filing fee: $125.00

Receipt #:

(For filing office use)

IMPORTANT: Read instructions on reverse side before completing this form.
TYPE OR PRINT (BLACK INK ONLY)

NAME OF CORPORATION: HYPERBARIC OXYGENATION CORPORATION

RESIDENT AGENT: (designated resident agent and his STREET ADDRESS in Nevada where process may be served)

Name of Resident Agent: PARACORP INC.

Street Address: 318 NORTH CARSON STREET #208 CARSON CITY, NV. 89701
Street No. Street Name City Zip

SHARES: (number of shares the corporation is authorized to issue)

Number of shares with par value: 25,000,000 Par value: $0.001 Number of shares without par value: NIL

GOVERNING BOARD: shall be styled as (check one): ✓ Directors ____ Trustees

The **FIRST BOARD OF DIRECTORS** shall consist of 3 members and the names and addresses are as follows (attach additional pages if necessary):

Name	Address / City State Zip
HUMPHREY H. KILLAM	112-260 SCHOOLHOUSE ST, COQUITLAM, BC V3K 6V7
FRANKLIN G. TREMBLAY	24-45215 WOLFE RD. CHILLIWACK, BC V2P [illegible]
RODERICK J. PATTERSON	5474 LICKMAN RD, SARDIS, BC V2R 4P8

PURPOSE (optional— see reverse side): The purpose of the corporation shall be:

OTHER MATTERS: This form includes the minimal statutory requirements to incorporate under NRS 78. You may attach additional information pursuant to NRS 78.037 or any other information you deem appropriate. If any of the additional information is contradictory to this form it cannot be filed and will be returned to you for correction. Number of pages attached 0

SIGNATURES OF INCORPORATORS: The names and addresses of each of the incorporators signing the articles: (Signatures must be notarized.) (Attach additional pages if there are more than two incorporators.)

HUMPHREY H. KILLAM
Name (print)
112-260 SCHOOLHOUSE ST, COQUITLAM, BC V3K 6V7
Address City/State/Zip
X [signature]
Signature
Province of BRITISH COLUMBIA County of WESTMINSTER
This instrument was acknowledged before me on
NOVEMBER 17, 1996, by
HUMPHREY H. KILLAM
Name of Person
as incorporator
of HYPERBARIC OXYGENATION CORPORATION
(name of party on behalf of whom instrument was executed)
[signature]
Notary Public Signature
Notary Public in and for the
Province of British Columbia (affix notary stamp or seal)
JAMES ROBINSON
(PERMANENT COMMISSION)

JAMES L. ROBINSON
NOTARY PUBLIC
9 - 348 Brunette Avenue
Coquitlam, B.C. V3K 1C9
Phone: 520-1232
Fax: 520-1434

Name (print)
Address City State Zip
Signature
State of ____ County of ____
This instrument was acknowledged before me on
____, 19__, by
Name of Person
as incorporator
of
(name of party on behalf of whom instrument was executed)
Notary Public Signature
(affix notary stamp or seal)

CERTIFICATE OF ACCEPTANCE OF APPOINTMENT OF RESIDENT AGENT

I, Paracorp Incorporated hereby accept appointment as Resident Agent for the above named corporation.

Nancy A. Backes for Paracorp Incorporated 11/17/97
Signature of Resident Agent Date